Exhibit 1
                                                                       ---------

Exhibit 1 of the Original 13D is hereby amended and restated in its entirety as follows:

                             JOINT FILING AGREEMENT

         THIS JOINT FILING AGREEMENT is entered into as of August 15, 2007, by and among the parties signatories hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, $0.001 par value per share, of Scientific Learning Corporation, a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated:  August 15, 2007             WARBURG, PINCUS VENTURES, L.P.
                                        By: Warburg Pincus Partners LLC,
                                            its General Partner
                                        By: Warburg Pincus & Co.,
                                            its Managing Member

                                     By:  /s/ Scott A. Arenare
                                         ---------------------------------------
                                          Name:  Scott A. Arenare
                                          Title: Partner

Dated:  August 15, 2007             WARBURG PINCUS & CO.

                                    By:  /s/ Scott A. Arenare
                                         ---------------------------------------
                                          Name:  Scott A. Arenare
                                          Title: Partner

Dated:  August 15, 2007             WARBURG PINCUS LLC

                                    By:  /s/ Scott A. Arenare
                                         ---------------------------------------
                                          Name:  Scott A. Arenare
                                          Title: Member

Dated: August 15, 2007              WARBURG PINCUS PARTNERS, LLC
                                       By: Warburg Pincus & Co.,
                                           its Managing Member

                                     By:  /s/ Scott A. Arenare
                                         ---------------------------------------
                                          Name:  Scott A. Arenare
                                          Title:  Partner

Dated:  August 15, 2007              By:  /s/ Scott A. Arenare
                                         ---------------------------------------
                                          Name: Charles R. Kaye
                                          By:   Scott A. Arenare,
                                                Attorney-in-Fact*


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Dated:  August 15, 2007              By:  /s/ Scott A. Arenare
                                         ---------------------------------------
                                          Name: Charles R. Kaye
                                          By:   Scott A. Arenare,
                                                Attorney-in-Fact**

* Power of Attorney given by Mr. Kaye was previously filed with the Securities and Exchange Commission on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the Securities and Exchange Commission on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

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